EX-10.5
Schedule 4

When Recorded, Mail to:
Jay M. Allen, Esq.
Johnson, Rasmussen, Robinson & Allen, P.L.C.
48 North Macdonald
Mesa, Arizona 85201

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                           UNIFORM COMMERICAL CODE
                      FINANCING STATEMENT - FORM UCC - 1
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Effective Date:                           County and State of Transaction:
--------------                            -------------------------------

_________________ _______, 2003             Maricopa County, Arizona


DEBTOR:                 Telecommunication Products, Inc., a Colorado corporation

SECURED PARTY:             Coast Communications, Inc., a Nevada corporation
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ASSIGNEE OF SECURED PARTY:          RECORD OWNER OF PROPERTY IF NOT

                                                   DEBTOR:
 N/A                                                  N/A

WHERE COLLATERAL COUNTY AND STATE IS LOCATED: __________, _________

    X    PRODUCTS OF COLLATERAL ARE ALSO COVERED.

    X      PROCEEDS OF COLLATERAL ARE ALSO COVERED.

This Financing Statement covers the following types and items of property:

                   Any and all of Debtor's rights, title, benefits and interests now owned or hereafter acquired in Hotel Movie Network as more fully Detailed in Attachment A, which is attached hereto.

If collateral is timber to be cut, crops growing or to be grown, minerals or the like, accounts to Be financed at the wellhead or minehead of the well or mine, or goods which are or are to become Fixture, the real property to which these are affixed or concerned is legally described: N/A

 _____ This Financing Statement is to be filed in the office where a mortgage on the real property would be recorded.

This Financing Statement is filed or recorded without Debtor's signature to perfect a security interest in collateral which:


                                    Page 1 of 2:
_____ Is already subject to a security interest in another jurisdiction when it was brought into the state or which Debtor changed location to this State;

_____ Are proceeds of the original collateral described above which a security interest was perfected;

_____ Was acquired four (4) months or less after Debtor has changed its name, identity, or corporate structure.


Telecommunication Products, Inc.


By: ________________________ Date: _________, 2003
         Robert C. Russell

Its:     President